EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BRASILAGRO – Companhia Brasileira de Propriedades Agrícolas (the “Company”) on Form 20-F for the fiscal year ended June 30, 2013, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Julio Cesar de Toledo Piza Neto, Chief Executive Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Julio Cesar de Toledo Piza Neto
Name: Julio Cesar de Toledo Piza Neto
Title: Chief Executive Officer

October 31, 2013

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